Investment In Equity Method Investees	12 Months Ended
Dec. 31, 2011
Investment In Equity Method Investees [Abstract]
Investment In Equity Method Investees

4. Investment in equity method investees

Elyn and Joychildren

In December 2009, the Company obtained a 40% equity interest in Elyn Corporation ("Elyn"), a newly formed entity and its wholly owned subsidiary Taiwan Taomee Co., LTD ("Taiwan Taomee"), of which 20% was initially held through a related party, as consideration, in exchange for a three-year exclusive right to operate three virtual worlds on the Group's online entertainment platform in Taiwan and other areas in Asia. The fair value of the exclusive operating right contributed by the Company was $1,666,680. As the Company has the ability to exercise significant influence over Elyn, the Group accounts for this investment using the equity method of accounting.

In February 2011, the Company entered into an agreement to sell 10.5% of its equity interest in Elyn that had been indirectly held by the related party. Of the 10.5% equity interest in Elyn, 9.14% was sold to Qiming Funds, which are existing shareholders of the Company and 1.36% was sold to a third party investor for $3,385,000, and $500,000, respectively in cash. A gain of $3,662,098 was recognized in share of profit in equity method investments in the consolidated combined statement of operations. In addition, the nominee shareholding agreement was terminated with the related party and the Company now holds all its 29.5% equity in Elyn directly, and continues to account for this investment using the equity method.

On August 12, 2011, the Company's equity interest in Elyn was diluted from 29.5% to 28.8% as a result of Elyn's issuing shares to its employees.

In November 2011, Taiwan Taomee went through a reorganization and contemporaneously issued new ordinary shares to existing shareholders and certain employees. As a result of such transactions, the Company's equity interest in Taiwan Taomee was changed from 28.8% interest held through Elyn to a 27.6% effective interest which is now held through (1) 29.50% in Elyn, which now holds 72.09% of Taiwan Taomee, and (2) 28.77% in Joy Children, a newly established shell company with no operations, which owns 21.86% of Taiwan Taomee after the reorganization. The change in equity interest reflected a dilution resulting from shares issued to Taiwan Taomee's employees, which were accounted for by Taiwan Taomee as stock compensation. In addition, the Company paid total consideration of $668,992 in cash for the newly issued shares of Taiwan Taomee through Joy Children, which was recorded as an increase in equity method investment.

The Group's equity in profit in 2009, 2010 and 2011 was $48,952, $546,437, and $965,959 of Elyn and nil, nil and $7,757 of Joy Children, respectively, and was recognized as share of profit in equity method investment in the consolidated combined statements of operations.

Ruigao

In October 2010, pursuant to an equity investment agreement entered into with Shenzhen Decent Investment Limited (Note 16) and two individuals unrelated to the Group, Shenzhen Ruigao Information Technology Co., Ltd. ("Ruigao") was formed in the PRC for the purpose of developing console games. Shanghai Taomee obtained a 17.65% equity interest in Ruigao for total cash consideration of $986,370, which was paid in two installments, with the first payment being made in October 2010 and the remaining payment of $502,534 being paid in the first quarter of 2011. As Shanghai Taomee has the ability to exercise significant influence over Ruigao, the Group accounts for this investment using the equity method of accounting. The Group's equity in losses of Ruigao in 2010 and 2011 was $52,864 and $ 411,533, respectively.

The Group assessed the equity method investments for other-than-temporary impairment by considering factors as well as all relevant and available information and did not record any impairment for the years ended December 31, 2009, 2010 and 2011.